EXHIBIT 10

AMENDMENT NO. 1 TO
REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 (this “Amendment”) is made and entered into as of the 26th day of July, 2007 by and between Nascent Wine Company, Inc., a Nevada corporation (the “Company”), and the undersigned purchasers (the “Purchasers”) of Series A Convertible Preferred Stock and Warrants of the Company. Capitalized terms used but not defined herein have the meanings assigned to them in the Registration Rights Agreement (as defined below).

WHEREAS, the Company and the Purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement”) dated as of July 3, 2007.

WHEREAS, the Company and the Purchaser desire to amend the Registration Rights Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

1. The definition of “Filing Date” contained in Section 1 of the Registration Rights Agreement is hereby amended by deleting “thirtieth (30th) day” and inserting in lieu thereof “sixtieth (60th) day”.

2. Except as expressly amended by this Amendment, the parties agree that all other provisions of the Registration Rights Agreement remain unchanged and that the Registration Rights Agreement remains in full force and effect.

3. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Registration Rights Agreement to be duly executed as of the date first written above.

NASCENT WINE COMPANY, INC.

By:	/s/ Sandro Piancone
Name: Sandro Piancone Title: CEO

YORK SELECT, L.P. By: York Select Domestic Holdings, LLC, its general partner

By:	/s/ Adam J. Semler
Name: Adam J. Semler Title: Chief Financial Officer

YORK SELECT UNIT TRUST By: York Select Offshore Holdings, LLC, its investment manager

By:	/s/ Adam J. Semler
Name: Adam J. Semler Title: Chief Financial Officer

YORK CREDIT OPPORTUNITIES FUND, L.P. By: York Credit Opportunities Domestic Holdings, LLC, its general partner

By:	/s/ Adam J. Semler
Name: Adam J. Semler Title: Chief Financial Officer